3Q’18 Earnings Call Presentation NOVEMBER 1, 2018 1

Important Disclaimer This presentation contains certain statements and information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “once” “intend,” “plan,” “estimate,” “project,” “forecasts,” “predict,” “outlook,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” and similar expressions that convey the uncertainty of future events or outcomes, and the negative thereof, are intended to identify forward-looking statements. Forward-looking statements contained in this presentation, which are not generally historical in nature, include those that express a belief, expectation or intention regarding our future activities, plans and goals and our current expectations with respect to, among other things: our ability to successfully integrate the O-Tex cementing business with our own; our operating cash flows, the availability of capital and our liquidity; our future revenue, income and operating performance; our ability to sustain and improve our utilization, revenue and margins; our ability to maintain acceptable pricing for our services; future capital expenditures; our ability to finance equipment, working capital and capital expenditures; our ability to execute our long-term growth strategy; our ability to successfully develop our research and technology capabilities and implement technological developments and enhancements; and the timing and success of strategic initiatives and special projects. Forward-looking statements are not assurances of future performance and actual results could differ materially from our historical experience and our present expectations or projections. These forward-looking statements are based on management’s current expectations and beliefs, forecasts for our existing operations, experience, expectations and perception of historical trends, current conditions, anticipated future developments and their effect on us, and other factors believed to be appropriate. Although management believes the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Our forward-looking statements involve significant risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Known material factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks associated with the following: a decline in demand for our services, including due to declining commodity prices, overcapacity and other competitive factors affecting our industry; the cyclical nature and volatility of the oil and gas industry, which impacts the level of exploration, production and development activity and spending patterns by our customers; a decline in, or substantial volatility of, crude oil and gas commodity prices, which generally leads to decreased spending by our customers and negatively impacts drilling, completion and production activity; pressure on pricing for our core services, including due to competition and industry and/or economic conditions, which may impact, among other things, our ability to implement price increases or maintain pricing on our core services; the loss of, or interruption or delay in operations by, one or more significant customers; the failure by one or more of our significant customers to amounts when due, or at all; changes in customer requirements in markets or industries we serve; costs, delays, compliance requirements and other difficulties in executing our short-and long-term business plans and growth strategies; the effects of recent or future acquisitions on our business, including our ability to successfully integrate our operations and the costs incurred in doing so; business growth outpacing the capabilities of our infrastructure; operating hazards inherent in our industry, including the possibility of accidents resulting in personal injury or death, property damage or environmental damage; adverse weather conditions in oil or gas producing regions; the loss of, or interruption or delay in operations by, one or more of our key suppliers; the effect of environmental and other governmental regulations on our operations, including the risk that future changes in the regulation of hydraulic fracturing could reduce or eliminate demand for our hydraulic fracturing services; the incurrence of significant costs and liabilities resulting from litigation; the incurrence of significant costs and liabilities or severe restrictions on our operations or the inability to perform certain operations resulting from a failure to comply, or our compliance with, new or existing regulations; the effect of new or existing regulations, industry and/or commercial conditions on the availability of and costs for raw materials, consumables and equipment; the loss of, or inability to attract, key management personnel; a shortage of qualified workers; damage to or malfunction of equipment; our ability to maintain sufficient liquidity and/or obtain adequate financing to allow us to execute our business plan; and our ability to comply with covenants under our new credit facility. For additional information regarding known material factors that could affect our operating results and performance, please see our most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, which are available at the SEC’s website, http://www.sec.gov. Should one or more of these known material risks occur, or should the underlying assumptions change or prove incorrect, our actual results, performance, achievements or plans could differ materially from those expressed or implied in any forward-looking statement. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. All subsequent written or oral forward-looking statements concerning us are expressly qualified in their entirety by the cautionary statements above. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law. All information in this presentation is as of September 30, 2018 unless otherwise indicated. Non-GAAP Financial Measures: This presentation includes consolidated Adjusted EBITDA, Adjusted Net Income and Adjusted SG&A, all of which are measures not calculated in accordance with generally accepted accounting principles in the U.S. ("U.S. GAAP"). Please see slides 14 – 16 for a reconciliation of net income (loss) to each of Adjusted Net Income (loss) and Adjusted EBITDA, as well as a reconciliation of SG&A to Adjusted SG&A. Segment Adjusted EBITDA: Adjusted EBITDA at the segment level is not considered to be a non-GAAP financial measure as it is our segment measure of profit or loss and is required to be disclosed pursuant to ASC 280, Segment Reporting. Certain Definitions: We calculate “margin %” as the specified metric divided by revenue. 2

3Q’18 Operational Highlights ● Experienced consolidated Adjusted EBITDA margin improvement off July lows as cost control measures gained traction ● Driven by our returns focused strategy, we idled two horizontal frac fleets and reduced headcount and associated costs ● Increased regional sand volumes pumped to 16% of total company volume (vs. 3% in 2Q’18) and 44% of total West Texas volume (vs. 8% in 2Q’18) ● Continued frac pump upgrade program installing proprietary MDT frac controls and environmentally friendly warm start technology to reduce costs and increase efficiencies ● Wireline and Pumping businesses had strong performance through August, but reduced customer spending exacerbated industry wide frac delays causing September to soften ● Demand continues to grow for our GameChanger perf gun and addressable switch technologies providing C&J a safety and efficiency differentiator vs. our peers ● Market conditions remained strong for our Cementing and Coiled Tubing businesses ● Partnering with long-time customers, we deployed additional assets and grew market share in our Well Support Services segment 3

3Q’18 Operational Highlights (continued) ● Maintained capital discipline and protected strong balance sheet and liquidity position ● Reduced Adjusted SG&A expense ~13% year-over-year and sequentially generating 70 basis points of operating leverage in 3Q’18 ● Continued to focus on reducing capital expenditures ● Initiated share buyback program, acquiring ~993,000 shares for $20.3 million ● Current customer indications point to a large majority of our frac fleets working on a dedicated basis in 1Q’19 4

3Q’18 Financial Highlights & Market Conditions

3Q’18 Market Conditions

- Year-over-year revenue and Adjusted EBITDA increased 28% and 66%, respectively; however, results declined sequentially mostly due to lower utilization in our Fracturing business
- Fracturing utilization declined ~10% q-o-q due to West Texas takeaway constraints and customer budget exhaustion
- Wireline and Pumping utilization eventually declined in September due to industry wide frac delays
- Customer demand for our Cementing business remained steady due to stable drilling rig count and demand for large diameter coiled tubing remained strong
- Deployed more workover rigs and fluid trucks as demand continued to improve in our Well Support Services segment

Consolidated Revenue

($ in millions)



$443
$492
$553
$611
$568
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18

Consolidated Adjusted EBITDA[1]

($ in millions)



Margin (%)
10%
12%
13%
14%
13%
$44
$57
$74
$88
$73
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18

Consolidated Adjusted Net Income[2]

($ in millions)



$11
$20
$27
$34
$11
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18

1. See slide 14 for a reconciliation of net income (loss) to Adjusted EBITDA.
2. See slide 15 for a reconciliation of net income (loss) to Adjusted net income (loss).

C&J ENERGY SERVICES

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3Q’18 Revenue Overview Revenue by Business Revenue by Basin Fluids Management 6% 5% Rig Services 12% 11% Coiled Tubing 40% 5% 44% Fracturing 10% Cementing 12% 11% Other 1% Completions 23% 20% Wireline & Pumping West Texas South Texas / East Texas 82% of Revenue from New Well Focused Services Rockies / Bakken California Mid-Continent Northeast 6

Completion Services Segment Overview

3Q'18 Highlights

- Segment revenue increased 21% year-over-year to $373.3 million, but decreased 10% sequentially
- Segment Adjusted EBITDA increased 7% year-over-year to $66.1 million, but decreased 21% sequentially
- Compared to 2Q'18, segment revenue and profitability were negatively affected by lower frac utilization, partially offset by more regional sand pumped and additional cost control implementation
- Fracturing revenue increased 17% year-over-year to $251.5 million, but decreased 13% sequentially
- Compared to 2Q'18, customer demand declined creating activity gaps that negatively affected our frac calendar
  - Two horizontal frac fleets idled and reduced headcount accordingly
- Wireline and Pumping revenue increased 26% year-over-year to $112.8 million, but decreased 2% sequentially
- Wireline and Pumping demand started 3Q'18 strong, but industry wide frac delays eventually caused utilization to fall in September

Reported Segment Revenue

($ in millions)



$309
$343
$374
$413
$373
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18

Reported Segment Adjusted EBITDA

Margin (%)

($ in millions)



20%
21%
22%
20%
18%
$62
$73
$81
$83
$66
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18

C&J ENERGY SERVICES
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Well Construction & Intervention Services Segment Overview

3Q'18 Highlights

- Segment revenue increased 167% year-over-year to $95.7 million largely due to the O-Tex Pumping acquisition in November 2017, but decreased 4% sequentially
- Segment Adjusted EBITDA increased 129% year-over-year to $17.1 million due to O-Tex, but decreased 13% sequentially
- Compared to 2Q'18, revenue and profitability were affected by lower utilization and resource constraints in Cementing and unexpected downtime and weather in Coiled Tubing
- Continued to transition people and equipment to new cementing facility in West Texas to better serve Delaware Basin customer base
- Demand for large diameter coiled tubing remained strong throughout 3Q'18
- Downtime on three large diameter coiled tubing units and inclement weather in South Texas in September caused activity levels to decline
- All large diameter units working in October



Reported Segment Revenue
($ in millions)
$36
$56
$87
$99
$96
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18



Reported Segment Adjusted EBITDA
Margin (%)
($ in millions)
21%
$7
17%
$10
18%
$16
20%
$20
18%
$17
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18

C&J ENERGY SERVICES

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Well Support Services Segment Overview 3Q’18 Highlights Reported Segment Revenue ● Segment revenue was essentially flat year-over-year ($ in millions) and sequentially at $99.0 million $98 $92 $99 $99 ● Segment Adjusted EBITDA increased over 12x year- $91 over-year to $10.8 million, but decreased 1.3% sequentially ● Segment results improved as we deployed more assets into service and continued to raise pricing, which was partially offset by: ● downtime during 4th of July holiday week 3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 ● project start-up costs on work won in late 2Q’18 in California and West Texas Reported Segment Adjusted EBITDA Margin (%) ● inclement weather in South Texas and the Mid- ($ in millions) Continent in September ● Exited 3Q’18 with highest deployed workover rig count 11% 11% and day rate of 2018 after deploying more rigs $11 $11 primarily in California and West Texas 6% 3% ● Special Services revenue and profitability remained $5 1% strong due to increased plug and abandonment $3 activity in our Rig Services business $1 ● Deployed more fluids trucks in California but activity 3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 levels were negatively impacted by inclement weather in September in Texas and the Mid-Continent 9

Continued Focus on Reducing Cash Costs SG&A Expense D&A Expense ($ in millions) ($ in millions) $61 $68 $66 $54 $60 $60 $46 $40 $50 $36 3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 3Q’18 Highlights 4Q’18 Cost Guidance ● SG&A expense decreased ~16% year-over-year and ● SG&A expense to range between $50MM – $55MM sequentially to $49.9MM ● D&A expense to range between $63MM – $68MM ● R&D expense decreased ~23% year-over-year and ● Large NOL position, expecting 0% effective tax rate sequentially to $1.3MM ● Capital expenditures decreased 5% sequentially and will decline in 4Q’18 with revised 2018 capex budget 10

Strong Capital Structure and Reasonable Growth Plan

No Leverage and Ample Liquidity



($ in millions)
$414
$326
$88
Proforma 3/31/18
$466
$356
$110
6/30/2018
$393
$317
$76
9/30/2018
Cash
ABL Availability

- One of the strongest balance sheets in the sector
- C&J has a strong liquidity position to fund organic growth objectives and potential accretive bolt-on acquisitions
- As of 9/30/18, excluding letters of credit, we had no outstanding borrowings under our asset based credit facility
- Purchased ~$20.3MM, or ~993,000 shares, of C&J common stock during the third quarter
- ~$1.4Bn of NOLs represents substantial value with potential incremental FCF impact of almost $300MM

2018 Capital Budget & Highlights[1]



Maintenance
32%
Fracturing Fleet Reactivations
32%
36%
Growth

- 2018 capital expenditures now expected to range between $315MM – $325MM; reduced 27% from the mid-point
- ~$180MM – $185MM relates to our Fracturing business
  - ~$120MM for refurbishment of four horizontal fleets, plus tier 2 pumps for newbuild fleet deployed late March 2018
- ~$135MM – $140MM for all other service lines with majority for non-frac growth and maintenance

1. Growth includes all newbuild and refurbishment capex for all non-frac service lines, sand logistics, R&T and corporate. Does include frac newbuild costs incurred in 2018 for fleet of Tier II pumps deployed in March 2018.

C&J ENERGY SERVICES
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Thoughts on the Forward Outlook 4Q’18 Outlook Preliminary 2019 Thoughts ● Expecting consolidated revenue and Adjusted EBITDA to ● Remain focused on dedicating multiple frac fleets with long- decline sequentially due to continued weakness in our standing customers Completion Services segment and fourth quarter seasonality ● Recently awarded two dedicated Mid-Continent frac fleets ● Weakening customer demand driven by West Texas with mid-cap customer requesting late Nov. start date; takeaway capacity constraints and customer budget expecting five Mid-Con fleets deployed by end of 1H’19 exhaustion will result in declining utilization and pricing in ● Expecting large majority of our frac fleets to be working with our Completion Service segment, especially in Fracturing dedicated customers in 1Q’19 ● Continued declines in Fracturing utilization could result in ● Expecting several efficient customers with multiple C&J additional idled fleets frac fleets by 2Q’19 ● Expecting Well Construction and Intervention Services ● Focused on maintaining high utilization and strong market segment improvement due to stable drilling rig count, share position in Wireline and Pumping businesses growing market share and deployment of all large diameter coiled tubing units ● Pumping units expected to be fully deployed; additional wireline trucks available for refurbishment based on market ● Expecting Well Support Services segment improvement conditions from the deployment of additional assets, the start of newly won contracts in California and West Texas and continued ● Focused on keeping all large diameter coiled tubing units pricing increases deployed with high utilization; strong customer interest for dedicated units in 2019 ● Expecting market share growth and deployment of additional units in our Cementing business, especially in the Delaware Basin of West Texas ● Expecting continued market share growth in California and West Texas in our Well Support Services segment as we deploy more workover rigs and fluids trucks with major integrated customers 12

Historical Financial Summary Select Historical Financial Information $MM; unless otherwise stated Full Year Full Year 2016 1Q'17 2Q'17 3Q'17 4Q'17 2017 1Q'18 2Q'18 3Q'18 Revenue Completion Services $524 $192 $263 $309 $343 $1,107 $374 $413 $373 Well Construction & Intervention Services 84 26 31 36 56 150 88 99 96 Well Support Services 364 96 96 98 92 382 91 99 99 Total Revenue $971 $314 $390 $443 $492 $1,639 $553 $611 $568 Total Gross Profit (1) $24 $52 $80 $103 $116 $351 $134 $147 $122 % Margin 2% 17% 21% 23% 24% 21% 24% 24% 21% Net Income / (Loss) ($944) ($32) ($13) $10 $57 $22 $21 $28 $10 Adjusted EBITDA (2) Completion Services ($43) $22 $45 $62 $73 $201 $81 $83 $66 Well Construction & Intervention Services (4) 1 3 7 10 21 16 20 17 Well Support Services 19 4 2 1 3 9 5 11 11 Corporate / Eliminations (67) (22) (25) (26) (28) (100) (28) (26) (21) Total Adjusted EBITDA (2) ($95) $5 $25 $44 $57 $131 $74 $88 $73 % Margin (10%) 2% 6% 10% 12% 8% 13% 14% 13% 1. Gross profit defined as revenue less direct costs 2. Please see slide 14 for a reconciliation of net income (loss), the nearest measure calculated in accordance with U.S. GAAP 13

Non-GAAP Reconciliation

Adjusted EBITDA Reconciliation*

$MM

	Full Year 2016	1Q'17	2Q'17	3Q'17	4Q'17	Full Year 2017	1Q'18	2Q'18	3Q'18
Net income / (loss)	**($944)**	**($32)**	**($13)**	**$10**	**$57**	**$22**	**$21**	**$28**	**$10**
Interest expense, net	157	1	0	0	0	2	0	2	1
Income tax expense / (benefit)	(129)	(3)	(2)	(3)	(31)	(40)	(0)	(1)	(2)
Depreciation and amortization	217	32	33	36	40	141	46	54	61
Other (income) / expense, net	(10)	(2)	1	(1)	1	(0)	(1)	1	(0)
(Gain) / loss on disposal of assets	3	(6)	(3)	(1)	(21)	(31)	(0)	0	1
Impairment expense	436	-	-	-	-	-	-	-	-
Restructuring costs	31	-	8	2	2	11	1	2	0
Reorganization costs	55	-	-	-	-	-	-	-	-
Inventory write-down	35	-	-	-	-	-	-	-	-
Acquisition-related and other transaction costs	11	-	-	1	3	4	1	0	-
Severance and business divestiture costs	34	-	1	-	5	7	6	0	1
Share-based compensation expense acceleration	8	15	-	-	-	15	-	-	-
Adjusted EBITDA	**($95)**	**$5**	**$25**	**$44**	**$57**	**$131**	**$74**	**$88**	**$73**

Note:

*We present Adjusted EBITDA, because management believes that the disclosure of Adjusted EBITDA as a measure of the Company's operating performance allows investors to make a direct comparison to competitors, without regard to differences in capital and financing structure and the incurrence of other charges that impact comparability of our results of operations to those of our competitors. Investors should be aware, however, that there are limitations inherent in using Adjusted EBITDA as a measure of overall profitability because it excludes significant expense items. An improving trend in Adjusted EBITDA may not be indicative of an improvement in the Company's profitability. To compensate for the limitations in utilizing Adjusted EBITDA as an operating measure, management also uses U.S. GAAP measures of performance, including operating income (loss) and net income (loss), to evaluate performance. As required under Regulation G and Item 10(e) of Regulation S-K, the table above provides a reconciliation of Adjusted EBITDA, a non-GAAP financial measure, from net income (loss), which is the nearest comparable U.S. GAAP financial measure for the years ended December 31, 2017 and 2016 and for their interim periods. We generally define Adjusted EBITDA as net income (loss) before interest expense, income taxes, depreciation and amortization, other income (expense), gain or loss on the disposal of assets and other items that our management considers to be extraordinary, such as impairment expenses, acquisition-related costs, costs and charges associated with severance, facility closures, write-offs of bad debts and similar charges. Additionally, for the years ended December 31, 2017 and 2016 and for their interim periods, we have added back in calculating Adjusted EBITDA several categories of expenses and charges incurred in connection with our Chapter 11 proceedings which are detailed in the table above.

C&J ENERGY SERVICES

14

Non-GAAP Reconciliation (continued) C&J ENERGY SERVICES INC. AND SUBSIDIARIES RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME (In thousands) (Unaudited) Three Months Ended September 30, 2018 June 30, 2018 September 30, 2017 Net income $ 10,433 $ 28,496 $ 10,484 Adjustments, net of tax: Acquisition-related and other transaction costs — 243 879 Severance and business divestiture costs 129 1,150 — Charges related to financial restructuring — 2,750 — Non-cash deferred financing charge — 1,508 — Adjusted net income $ 10,562 $ 34,147 $ 11,363 Per common share: Net income diluted $ 0.16 $ 0.42 $ 0.17 Adjusted net income diluted $ 0.16 $ 0.51 $ 0.18 Diluted weighted average common shares outstanding 67,021 67,268 62,704 15

Non-GAAP Reconciliation (continued) C&J ENERGY SERVICES INC. AND SUBSIDIARIES RECONCILIATION OF SG&A TO ADJUSTED SG&A (In thousands) (Unaudited) Three Months Ended September 30, 2018 June 30, 2018 September 30, 2017 SG&A $ 49,870 $ 59,908 $ 59,639 Acquisition-related and other transaction costs — (243) (879) Severance and business divestiture costs (104) (40) — Restructuring costs (226) (2,163) (1,661) Adjusted SG&A $ 49,540 $ 57,462 $ 57,099 Revenue $ 567,924 $ 610,521 $ 442,652 Adjusted SG&A as a percentage of revenue 8.7% 9.4% 12.9% 16

C&J Tenants: The Differentiated U.S. Oilfield Services Company Leading Diversified Modern, High-Quality Service Provider in most 1 2 Asset Base U.S. Land Basins Established and Growing Focused on Quality, Safe Relationships with 3 and Reliable Execution 4 “Blue-Chip” Customer Base Operating Model Focused Capitalized for Growth – on Durable Returns and Low Leverage and Ample 5 6 Delivering Value to Liquidity Shareholder Committed to Creating Long-Term Shareholder Value 17